Exhibit 10.3

FORM OF STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is entered into as of the date written below by and between Salty’s Warehouse, Inc., a Florida corporation (the “Company”), and the investor who is set forth on the signature page hereof ( the “Investor”).

RECITALS

A.                                   The Investor desires to acquire from the Seller that certain number of shares (the “Shares”) of common stock of the Company as set forth on the signature page hereof.

B.                                     The price per Share is $0.05 per Share.

C.                                     The minimum investment is $1,000 (20,000 Shares).

IT IS THEREFORE AGREED:

1.                                       Subscription.  Investor hereby agrees to purchase the number of Shares set forth on the signature page hereof.

2.                                       Representation and Warranties of the Investor.  The Investor hereby represents and warrants to the Company as follows:

(a)                                  Investor has sufficient liquid assets to invest in the Shares.

(b)                                 Investor is an “accredited investor” as that term is defined in Section 501 of Regulation D of the Act or a “sophisticated purchaser” as that term is defined in Section 506(b)(2)(ii) of the Act .  An “accredited investor” includes, among other persons and entities:  (1) a natural person whose net worth, or joint net worth with that person’s spouse, exceeds $1,000,000; (2) a natural person who has had income in excess of $200,000 in each of the two most recent years, or with that person’s spouse, in excess of $300,000 in those years, and who expects to have at least that level of income in the current year; (3) a corporation, partnership or similar business entity, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000; or (4) any entity in which all of the equity owners are accredited investors.  A “sophisticated purchaser” is a purchaser who, either alone or with his or her purchaser representative(s), has such knowledge and experience in business and financial matters, that he or she is capable or evaluating the merits and risks of this investment.

(c)                                  The address set forth on the signature page hereof is the correct principal business office or residential address of the Investor, and Investor has no present intention of changing its principal business office or residential address to any other state or jurisdiction.

(d)                                 Investor understands that in connection with the subject investment it is not being provided with any formal disclosure documentation.  Investor, or person or persons acting on its behalf, has had an opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the purchase of the Shares and the current and proposed future operations of the Company.  Investor is satisfied with all information provided by the Company.  Investor has not been denied access to any information which it has requested from the

Company.  Investor acknowledges that it has a pre-existing business relationship with certain principals of the Company and that it learned of its investment in the Shares through this pre-existing business relationship.

(e)                                  Investor acknowledges that the Shares are being solicited and are exempt from registration pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Act”), and in connection therewith, covenants and agrees that it will not offer, sell, or otherwise transfer the Shares unless and until the Shares are registered pursuant to the Act or unless the Company shall be entitled to rely upon an opinion of counsel satisfactory to Company with respect to compliance with the above securities laws.  Additionally, the certificates representing the Shares will bear a restrictive legend in substantially this form:

THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

(f)                                    Investor understands that the Company has a limited operating history as an Internet company and that it is difficult, if not impossible, to predict the potential future success of the Company.  In this regard, the Investor hereby acknowledges that its investment in the Shares is an extremely risky investment and that the Investor may lose its entire investment in the Company.  The Investor is prepared to take this risk and hereby represents that it can afford the financial ramifications of losing its entire investment in the Shares.

(g)                                 The Shares for which it hereby subscribes are being acquired solely for its own account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalizing thereof and that Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement.

3.                                       Representations of the Company. The Company hereby represents as follows:  (i) the Company is a validly organized corporation and is in good standing under the laws of its state of incorporation; (ii) the Shares shall be, upon issuance, validly issued and nonassessable; and (iii) the Seller has the full corporate authority to execute the documents contemplated by the transactions set forth herein and to take all actions reasonably necessary to effect such transactions

4.                                       Miscellaneous.

(a)                                  Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.  No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

(b)                                 Notices.  Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the addresses of the parties set forth on the signature page hereof.  The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid.  If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery.  If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.

(c)                                  Waiver and Amendment.  Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof.  The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party’s right at a later time to enforce the same.  No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty.  No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

(d)                                 Choice of Law.  This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

(e)                                  Jurisdiction.  The parties submit to the jurisdiction of the Courts of the County of Orange, State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

(f)                                    Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(g)                                 Attorneys’ Fees.  If a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys’ fees.

IN WITNESS WHEREOF, the parties have caused this Agreement to be entered into as of the date set forth below the Investor’s signature.

SALTY’S WAREHOUSE, INC.

BY:	Earl T. Shannon
ITS:	President
ADDRESS: 1080 SE 3rd Avenue
Fort Lauderdale, FL 33316

INVESTOR

Name:
Address:

Telephone Number:

Fax Number:

Social Security Number/Tax I.D. Number:

Number of Shares Acquired (minimum of 20,000):

Aggregate Investment: ($0.05 times number of shares acquired — minimum of $1,000): $

Signature:

Title of Signatory (if other than an individual):

Date: